UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2018

Progenics Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, 47th Floor, New York, New York 10007
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 975-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.             Other Events.

Progenics Pharmaceuticals, Inc. (the “Company”) is reaffirming its 2018 expectations for its clinical program.

●

In January 2018, the Company completed the enrollment of its Phase 3 study of 1404, a prostate-specific membrane antigen (“PSMA”) targeted small molecule SPECT/CT imaging agent. The Company expects to announce top-line data for the Phase 3 study of 1404 in the third quarter of 2018.

●

In June 2018, the Company completed the enrollment of its Phase 2/3 OSPREY study evaluating the diagnostic accuracy of its PSMA-targeted PET/CT imaging agent, PyL (18F-DCFPyL), in prostate cancer. The Company expects to announce top-line data for the Phase 2/3 OSPREY study in the fourth quarter of 2018 while initiating a second Phase 3 study of PyL in patients with biochemical recurrence of prostate cancer by year-end.

●	The Company expects its partner Bayer AG to initiate a Phase 1 study of PSMA-Targeted Thorium Conjugate in patients with metastatic castration-resistant prostate cancer by year-end.

Forward-Looking Statements

This Current Report on Form 8-K contains projections and other “forward-looking statements” regarding future events. Statements contained in this communication that refer to the Company’s estimated or anticipated future results or other non-historical facts are forward-looking statements that reflect the Company’s current perspective of existing trends and information as of the date of this communication. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such statements are predictions only, and are subject to risks and uncertainties that could cause actual events or results to differ materially. These risks and uncertainties include, among others, the cost, timing and unpredictability of results of clinical trials and other development activities and collaborations; or possible product safety or efficacy concerns, general business, financial, regulatory and accounting matters, litigation and other risks. More information concerning the Company and such risks and uncertainties is available on its website, and in its press releases and reports it files with the SEC, including those risk factors included in its Annual Report on Form 10-K for the annual period ended December 31, 2017 and its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018. The Company is providing the information in this Current Report on Form 8-K as of its date and, except as expressly required by law, the Company disclaims any intent or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

By:	/s/ Patrick Fabbio
Patrick Fabbio
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: August 7, 2018